SEVENTH AMENDMENT OF LOAN AND SECURITY AGREEMENT (ALL ASSETS)

Reference is made to that certain Loan and Security Agreement (All Assets) dated June 29, 2009, as amended (the "**Agreement**") by the among The L. S. Starrett Company, Evans Rule Company, Inc., Level Industries, Inc., Tru-Stone Technologies, Inc., Starrett Kinemetric Engineering, Inc. and Starrett Bytewise Development, Inc. (each and together, the "**Borrower**") and TD Bank, N.A. (the "**Bank**"). The Agreement was previously amended by a First Amendment of Loan and Security Agreement (All Assets) dated December 18, 2009, a Second Amendment of Loan and Security Agreement (All Assets) dated November 9, 2010, a Third Amendment of Loan and Security Agreement (All Assets) dated November 22, 2011, a Fourth Amendment of Loan and Security Agreement dated April 25, 2012, a Fifth Amendment of Loan and Security Agreement (All Assets) dated September 7, 2012 and a Sixth Amendment of Loan and Security Agreement (All Assets) dated May 9, 2013. Terms used in this Amendment which are defined in the Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

RECITALS

The Bank has previously agreed to make certain loan advances to the Borrower and to issue or cause to be issued certain letters of credit for the account of the Borrower pursuant to the terms and conditions set forth in the Agreement.

The loan advances under the Agreement are presently evidenced by the Note.

All indebtedness of the Borrower to the Bank, including, without limitation, the obligations owing under the Note, is secured pursuant to the terms of the Agreement and all other transaction documents (collectively, the "**Security Documents**"), with the proviso that the Bank shall not perfect its security interest in the Collateral except as provided therein following a Security Trigger Event.

The parties desire that a certain amendment be made to the Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Agreement is hereby amended, effective immediately, as follows:

1. Section 13.02 of the Agreement is hereby stricken in its entirety, and the following new Section 13.02 substituted therefor, as follows:

> "13.02 Permit the ratio of the Funded Debt of Starrett and its consolidated subsidiaries to EBITDA of Starrett and its consolidated subsidiaries to exceed 2.25:1.0 for the twelve (12) month period ending on the last day of any fiscal quarter commencing with the fiscal quarter ending June 30, 2013 and ending with the last fiscal quarter prior to the Temination Date (April 30, 2015)."

Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and shall apply to any loan or letter of credit thereunder.

The Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse the Bank on demand for all costs and expenses incurred by the Bank in connection with the Agreement, the Security Documents, the Term Loan, this Seventh Amendment to the Agreement, and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal this 23 day of December, 2013.

WITNESS:

THE L. S. STARRETT COMPANY

FRANCIS J. O'BRIEN
Print Name:

By: [signature]
Francis J. O'Brien,
Chief Financial Officer and Treasurer

EVANS RULE COMPANY, INC.

FRANCIS J. O'BRIEN
Print Name:

By: [signature]
Francis J. O'Brien,
Chief Financial Officer and Treasurer

LEVEL INDUSTRIES, INC.

FRANCIS J. O'BRIEN
Print Name:

By: [signature]
Francis J. O'Brien,
Chief Financial Officer and Treasurer

TRU-STONE TECHNOLOGIES, INC.

FRANCIS J. O'BRIEN
Print Name:

By: [signature]
Francis J. O'Brien,
Chief Financial Officer and Treasurer

STARRETT KINEMETRIC ENGINEERING, INC.

FRANCIS J. O'BRIEN
Print Name:

By: [signature]
Francis J. O'Brien,
Chief Financial Officer and Treasurer

STARRETT BYTEWISE DEVELOPMENT, INC.

FRANCIS J. O'BRIEN
Print Name:

By: [signature]
Francis J. O'Brien,
Chief Financial Officer and Treasurer

T.D. BANK, N.A.

By: [signature] V.P.
V. Paul Lawless, Vice President

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